--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Annual Report

        FPA Capital Fund, Inc.


        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          March 31, 1997

                             LETTER TO SHAREHOLDERS
DEAR FELLOW SHAREHOLDERS:

         This Annual Report covers the fiscal year ended March 31, 1997. Your Fund's net asset value (NAV) per share closed at $32.28. Dividends of $0.74 and $1.89 per share were paid on July 15, 1996, and January 6, 1997, to holders of record on June 28 and December 31, 1996, respectively. The July distribution was composed of a $0.17 income dividend and a $0.57 capital gains distribution, $0.56 of which was long-term. The January distribution included an income dividend of $0.20 and $1.69 capital gains distribution, $1.55 of which was long-term.

         The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


                                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                                      PERIODS ENDED MARCH 31, 1997
                                                                                      ----------------------------
                                                                               1 YEAR            5 YEARS     10 YEARS
                                                                                -----            -------     --------
FPA Capital Fund, Inc.
  (NAV) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27.30%*           21.94%*      18.92%*
FPA Capital Fund, Inc.
  (Net of Sales Charge) . . . . . . . . . . . . . . . . . . . . . . . . .       19.03%++          20.31%++     18.12%++
Lipper Growth Fund
  Average . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11.74%            13.39%       11.63%
Standard & Poor's
  500 Stock Index . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19.94%            16.46%       13.35%
Russell 2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5.11%            12.78%        9.40%

         For the calendar year ended December 31, 1996, these same comparisons are 37.76%* for FPA Capital Fund, 19.24% for the Growth Fund average, 23.25% for the S&P 500, and 16.49% for the Russell 2000.

COMMENTARY

         Fiscal 1997 was another exceptional year for your Fund. Despite a large liquidity position and a focus on small- to mid-size capitalization stocks, your Fund was able to outperform the major indices. (See the preceding table.) This was difficult to do since small-cap stocks, as measured by the Russell 2000 index, continue their trend of underperforming the S&P 500, a measure of large-cap performance. Stock selection was key to your Fund's superior relative performance. More importantly, your Fund continues to materially outperform the indices over longer periods. As an example, Lipper Analytical Services, Inc. ranks your Fund 5th out of 686 and 11th out of 355 equity mutual funds for the ten- and fifteen-year periods ended March 31, 1997, respectively. What is interesting in the ten-year rankings is that the top four funds are sector funds--three financial service and one technology. Typically, when such a fund reaches the top, it is late in the cycle for that particular sector.

         Calendar 1996 was a challenging year in that about 40% of all stocks declined and larger capitalization stocks skewed index returns. For example, the total return for the 100 largest Nasdaq companies (over-the-counter) was 42.5% while the index itself was up only 22.7% and the median return was just 6.6%. In the case of the S&P 500, the performance of each quintile improved as market capitalization increased.

         This trend of larger stocks outperforming smaller ones has led to an increasing interest in stock indexation. It reflects a growing belief that since active portfolio management cannot outperform the market, it is better to own an index fund; and this is supported by the fact that capitalization-weighted index funds have outperformed 90% of actively managed equity mutual funds over the past three years. An active manager would not own the same percentage of a stock represented in an index since it would be too large a position in some cases. For example, the largest company in the S&P 500 has 400 times the weighting of the smallest. When an active manager is fired and the proceeds are re-invested in an index fund, it puts greater buying pressure on the larger stocks and more selling



__________________

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price pressure on the smaller ones. Even if new money is invested in an index fund, it will place proportionally greater buying pressure on the larger companies in that index. Such trends do reverse. As an example, between 1984 and 1996 the capitalization-weighted S&P 500 outperformed the equal-weighted S&P 500 70% of the time. In contrast, between 1958 and 1983 the equal-weighted outperformed the capitalization-weighted 73% of the time. Our hope is that increasing amounts of capital will be invested in index funds. Eventually this would lead to massive stock market inefficiencies, as index funds do not do any equity research.

         The past two calendar years are among the best on record for the stock market. Two years of your Fund averaging 38%* total returns is just unbelievable and to achieve a third year of similar return is extremely unlikely. We do not believe that the key factors influencing stock prices going forward will be as favorable as they have been for the last two years. For example, during this period, the financial and technology groups accounted for 74% of the profit increase recorded by the S&P 500. Concentrated profit increases are generally more unstable than well-diversified increases. For 1997, DRI/McGraw-Hill is predicting the S&P 500's earnings per share growth will average only 4.7% versus an annual rise of 12.6% over the previous two years. In the fourth quarter of 1996, the Commerce Department's data show that profit margins for non-financial corporations fell. In the first quarter of 1997, it appears that unit labor costs have risen faster than prices and therefore, a squeeze on the cost side is developing. As you may recall, during the past year our shareholder letters addressed the likelihood of such eroding profit margins and rising labor costs becoming challenges to the ever-rising stock market.

         On March 25, the Federal Reserve increased the Federal Funds rate for the first time in slightly more than two years. We believe that Alan Greenspan, chairman of the Federal Reserve, is serious in trying to reduce the acceleration in inflation and the stock markets' speculative excesses. Both areas can be potentially destabilizing to the economy should they begin to get out of control. We have felt for some time that economic growth was building faster than consensus expectations. Consumer confidence is at its highest level in 25 years and we are at record levels of employment as a percentage of the adult population. Given the low level of unemployment, we believe there is growing risk from accelerating wages and employment costs. The consensus appears to be shifting towards this viewpoint. In light of this, we expect the Fed to hike short-term interest rates at least one or possibly two more times with the increase totaling an additional 50 basis points. The key to the magnitude of increase is dependent upon the strength and duration of the economic acceleration. The second half of 1997 should be influenced by the dimension of recovery of our foreign trading partners' economies. The shape and level of their yield curves indicate that the odds of accelerating growth are rising, and this is apt to place additional stress on our interest rate markets. Finally, we believe the Fed will be monitoring progress on the budget. The likelihood of meaningful budgetary reform appears to be waning. The President's budget proposal has 99% of the expenditure cuts occurring in the final two years, after he has left office. We understand that this is a negotiating ploy but it does raise questions about a potential compromise with Congress. Should no real budgetary reform occur by April or May of 1998, nothing is likely until after the year 2000. This set of events could place even greater pressure on the Fed.

         We see growing risks to the stock market. Liquidity levels at U.S. equity funds are at 5.3%, the lowest in 21 years. During the ten days after the 1987 crash, net redemptions amounted to 4.5% of equity mutual fund assets. In a stock market decline, these meager liquidity reserves could be redeemed very quickly. Forced sales of securities might occur if the redemptions continued. It also concerns us that the number of investors in mutual funds has about doubled in seven years with 67% of the increase in the past four years. In essence, more than 80% of all the money ever invested has come in since 1990--the last major decline in share prices.





_______________
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

Our response to these trends and the rising level of stock valuations has been to increase your Fund's liquidity and bond holdings to 30%, a new high, from 21% at this time last year.

         During the past two weeks, the stock market began a broad-based decline, as long-term U.S. Treasury bond yields rose above the 7% level. We believe that Treasury yields above 7% provide serious competition to stocks. Large and small cap indices are down between 7% and 13% from their peaks. During the first calendar quarter of 1997, the average equity mutual fund declined about 2%, while the small- and mid-cap funds were down 6.9% and 5.8%, respectively. Many growth and momentum-oriented funds declined about 20%. Your Fund was up 0.6%*. Our defensiveness is beginning to be rewarded. Should this decline persist, it may give us the opportunity to deploy some of the liquidity we have been holding. Our feeling is that it will take a more substantial decline before attractive investments develop and we are patiently waiting.

         It has been extremely difficult for us to find new companies at attractive valuations since the market is richly priced across virtually all market capitalization ranges. Our latest computer screens show the lowest level of qualifying companies in five years. In light of this, we added only one new company, Michaels Stores, Inc., the leading U.S. retailer of arts and crafts merchandise, since our September shareholder letter. In the past year, new senior management has been mounting a major business turnaround. Prior to this period, we had little interest in the company since we believed it to be mismanaged, with poor management information systems. R. Michael Rouleau, the new chief executive officer, is a well-respected manager who came from the Lowe's Companies, where he led a major turnaround. He brought in several new managers to evaluate and improve all areas of the company's operations. Our research indicates that they are making the right moves. We acquired the Fund's position at an average cost of $11.78, at which price the stock sold at approximately 80% of book value and 20% of revenues. When this stock was in favor three years ago, it sold as high as $46.50. During the past year, the chairman purchased, at similar price levels, almost $50 million in stock. If we are correct in our analysis, within two or three years this company could be earning $2.50 to $3 per share. We also purchased some of the company's outstanding debt since it too had become severely depressed in price.

         Only one holding, Photronics Inc., has been eliminated since our September shareholder letter. Valuation was the key factor in the sale decision. Should the stock decline significantly, we would most likely own it again. It is a very profitable company with a leading market share position in the photo mask industry.

         The Fund's portfolio retains a competitive valuation advantage to that of the market. At the end of March, the P/E (Price/Earning) and P/BV (Price/Book Value) ratios were 16.0x and 2.2X, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 21.4x and 19.0x, while the P/BV ratios were 2.3x and 3.4x, respectively. Our companies are financially strong with a 21.7% total debt to total capitalization ratio. This compares favorably to 37.7% and 47.4% for the Russell 2000 and the S&P 500. Finally, the portfolio's average return on equity is 14.3%, while those of the Russell 2000 and the S&P 500 are 14.4% and 22.4%, respectively.

         This shareholder letter continues a more cautionary trend, as the stock market skyrockets upwards. We are striving to protect your capital so that we may invest it when we believe the return versus risk ratios are more heavily skewed in our favor. Ours is a very patient, "pick one stock at a time" approach. We thank you for your investment and continued support.

Respectfully submitted,



/s/ Robert L. Rodriguez
-------------------------------
Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer
April 6, 1997


_______________

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

                             HISTORICAL PERFORMANCE



 Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. S&P 500

      and Lipper Growth Fund Average from April 1, 1987 to March 31, 1997




                                3/31/87    3/31/88    3/31/89    3/31/90    3/31/91    3/31/92    3/31/93    3/31/94    3/31/95
                                -------    -------    -------    -------    -------    -------    -------    -------    -------
FPA Capital Fund, Inc.            9,350      9,612     10,791     12,812     14,659     19,616     22,408     25,350     30,361

FPA Capital Fund, Inc. (NAV)     10,000     10,280     11,541     13,703     15,678     20,980     23,965     27,112     32,472

S&P 500                          10,000      9,164     10,806     12,870     14,717     16,343     18,839     19,112     22,092

Lipper Growth Fund Average       10,000      9,147     10,474     12,145     13,194     15,963     18,052     18,922     20,633



                                3/31/96     3/31/97
                                -------     -------
FPA Capital Fund, Inc.           41,546     52,886

FPA Capital Fund, Inc. (NAV)     44,435     56,563

S&P 500                          29,192     35,012

Lipper Growth Fund Average       26,490     30,049






Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $52,886, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $56,563. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                            MAJOR PORTFOLIO CHANGES

                        Six Months Ended March 31, 1997


                                                                                          Shares or
                                                                                          Principal
                                                                                            Amount
                                                                                          ---------
NET PURCHASES


COMMON STOCKS
Angelica Corporation ..............................................................         100,000 shs.
Coachmen Industries, Inc. .........................................................         218,900 shs.
Exabyte Corporation ...............................................................         680,000 shs.
Marshall Industries ...............................................................          36,200 shs.
Michaels Stores, Inc. (1) .........................................................       1,080,000 shs.
Storage Technology Corporation ....................................................         180,000 shs.

CONVERTIBLE SECURITY
Worthington Industries, Inc. -- 7 1/4% 2000(1) ....................................  $    1,348,500

NON-CONVERTIBLE SECURITIES
Michaels Stores, Inc. -- 10 7/8% 2006 (1) .........................................  $    5,500,000
U.S. Treasury Notes -- 5 3/4% 1998 (1) ............................................  $   21,000,000


NET SALES

COMMON STOCKS
Green Tree Financial Corporation ..................................................          12,400 shs.
Photronics, Inc. (2) ..............................................................          75,000 shs.
Ross Stores, Inc. .................................................................          79,600 shs.
Seagate Technology, Inc. ..........................................................         370,000 shs.

NON-CONVERTIBLE SECURITIES
Federal Home Loan Mortgage Corporation (CMO) -- 7% 2020 (2) .......................  $    5,000,000
Federal National Mortgage Association (PAC-IO-REMIC) -- 6% 2013 ...................  $      978,085
Federal National Mortgage Association (PAC-REMIC) -- 8 1/2% 2025 ..................  $    1,712,383
Government National Mortgage Association (REMIC) -- 7.99125% 2010 ................   $      528,615



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997


COMMON STOCKS                                                        Shares         Cost             Value
------------------------------------------------------------------  ----------  --------------  ---------------
TECHNOLOGY -- 22.7%
Arrow Electronics, Inc.* ........................................          395,200     $11,455,357     $ 22,279,400
Exabyte Corporation* ............................................        1,100,000      13,450,664       13,337,500
Fluke Corporation ...............................................          159,900       5,134,594        7,095,562
Keithley Instruments, Inc. ......................................          200,000       1,227,092        1,575,000
Komag, Incorporated* ............................................          327,800       2,833,000        9,956,925
Marshall Industries* ............................................          546,200      10,506,439       17,205,300
Quantum Corporation* ............................................          385,000       6,572,237       14,870,625
Seagate Technology, Inc.* .......................................          500,000       3,191,600       22,437,500
Storage Technology Corporation* .................................          680,000      18,209,895       26,690,000
                                                                                       -----------     ------------
                                                                                       $72,580,878     $135,447,812
                                                                                       -----------     ------------
FINANCIAL -- 16.3%
Comdisco, Inc. ..................................................          575,000     $ 6,578,555     $ 17,896,875
Countrywide Credit Industries, Inc. .............................          550,000       9,459,401       13,612,500
Foremost Corporation of America .................................           50,000       1,672,500        2,900,000
Green Tree Financial Corporation ................................        1,012,600         818,824       34,175,250
Horace Mann Educators Corporation ...............................          200,000       5,679,769        8,825,000
Quick & Reilly Group, Inc., The .................................          747,150       2,353,846       15,503,363
Westcorp ........................................................          294,001       1,790,553        4,263,012
                                                                                       -----------     ------------
                                                                                       $28,353,448     $ 97,176,000
                                                                                       -----------     ------------
RETAILING -- 14.5%
Good Guys, Inc., The* ...........................................          525,000     $ 4,764,000     $  3,609,375
Mac Frugal's Bargains Close-outs Inc.* ..........................        1,000,000      13,166,556       26,500,000
Michaels Stores, Inc.* ..........................................        1,080,000      12,720,662       19,845,000
Ross Stores, Inc. ...............................................        1,440,000       8,442,143       36,540,000
                                                                                       -----------     ------------
                                                                                       $39,093,361     $ 86,494,375
                                                                                       -----------     ------------
CONSUMER DURABLES -- 5.3%
Coachmen Industries, Inc.+ ......................................          900,000     $ 9,030,404     $ 16,987,500
Flexsteel Industries, Inc. ......................................          160,000       2,008,125        1,920,000
Recoton Corporation* ............................................          500,000       7,788,270        6,562,500
Thor Industries, Inc. ...........................................          275,000       3,140,956        6,428,125
                                                                                       -----------     ------------
                                                                                       $21,967,755     $ 31,898,125
                                                                                       -----------     ------------
CONSUMER NON-DURABLES -- 4.6%
Rawlings Sporting Goods Company, Inc.* ..........................          225,000     $ 2,573,461     $  2,053,125
Reebok International Ltd. .......................................          565,000      17,871,206       25,354,375
                                                                                       -----------     ------------
                                                                                       $20,444,667     $ 27,407,500
                                                                                       -----------     ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                      Shares or
                                                      Principal
COMMON STOCKS--CONTINUED                                Amount          Cost           Value
------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 1.6%
International Aluminum Corporation ...........          200,000     $  4,117,806    $  5,050,000
Rouge Steel Company (Class "A") ..............          275,000        5,996,275       4,331,250
                                                                    ------------    ------------
                                                                    $ 10,114,081    $  9,381,250
                                                                    ------------    ------------
INDUSTRIAL SERVICES -- 1.5%
Angelica Corporation+ ........................          500,000     $ 11,311,605    $  9,187,500
                                                                    ------------    ------------

CONSUMER SERVICES -- 1.0%
CPI Corp. ....................................          357,300     $  5,282,963    $  6,029,437
                                                                    ------------    ------------

DEFENSE -- 0.9%
DRS Technologies, Inc.*+ .....................          510,000     $  2,507,718    $  5,418,750
                                                                    ------------    ------------

PRINTING & PUBLISHING -- 0.6%
Devon Group, Inc.* ...........................          125,000     $  2,884,000    $  3,687,500
                                                                    ------------    ------------

TOTAL COMMON STOCKS -- 69.0% .................                      $214,540,476    $412,128,249
                                                                    ------------    ------------

PREFERRED STOCK -- 0.4%
Craig Corporation (Class "A")*+ ..............          160,000     $  1,906,272    $  2,540,000
                                                                    ------------    ------------

CONVERTIBLE SECURITY -- 0.3%
Worthington Industries, Inc. --7 1/4% 2000 ...     $  1,348,500     $  1,348,500    $  1,359,375
                                                                    ------------    ------------

NON-CONVERTIBLE BONDS & DEBENTURES -- 7.9%
Federal Home Loan Mortgage Corporation
 (PAC-IO-CMO)--7% 2020 .......................     $  3,755,714     $    804,848    $    947,144
Federal National Mortgage Association
 (PAC-IO-REMIC)--6% 2013 .....................        5,001,208          165,703         257,875
Federal National Mortgage Association
 (PAC-REMIC)--8 1/2% 2025 ....................        5,287,617        5,304,141       5,290,922
Government National Mortgage Association
 (REMIC)--7.99125% 2010 ......................        5,208,249        5,208,249       5,221,270
Michaels Stores, Inc. -- 10 7/8% 2006 ........        5,500,000        4,782,390       5,651,250
Trump Atlantic City Associates -- 11 1/4% 2006       10,000,000        9,592,500       9,050,000
U.S. Treasury Notes -- 5 3/4% 1998 ...........       21,000,000       20,886,797      20,790,000
                                                                    ------------    ------------
                                                                    $ 46,744,628    $ 47,208,461
                                                                    ------------    ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                        Principal
                                                                         Amount             Cost           Value
SHORT-TERM INVESTMENT -- 1.2%
Private Export Funding Corp. --5.69% 2/28/99 ....................     $  7,274,000     $  7,272,182     $  7,248,541
                                                                                       ------------     ------------
TOTAL INVESTMENT SECURITIES -- 78.8% ............................                      $271,812,058     $470,484,626
                                                                                       ============     ------------
OTHER SHORT-TERM INVESTMENTS -- 21.1%
General Electric Capital Corporation -- 5.26% 4/2/97 ............       15,000,000                      $ 14,997,808

General Electric Capital Corporation -- 5.3% 4/2/97 .............        7,412,000                         7,410,909
General Electric Capital Corporation -- 5.49% 4/2/97 ............        2,000,000                         1,999,695
American General Finance Corporation -- 5.28% 4/3/97 ............        7,096,000                         7,093,919
General Electric Capital Corporation -- 5.28% 4/3/97 ............       10,700,000                        10,696,861
Hertz Corporation -- 5.31% 4/3/97 ...............................       22,000,000                        21,993,510
American Express Credit Corporation -- 5.3% 4/4/97 ..............        2,125,000                         2,124,062
American Express Credit Corporation -- 5.63% 4/4/97 .............        1,830,000                         1,829,141
Exxon Asset Management Company -- 5.3% 4/4/97 ...................        7,722,000                         7,718,589
Hertz Corporation -- 5.62% 4/4/97 ...............................        5,500,000                         5,497,424
American Express Credit Corporation -- 5.33% 4/7/97 .............       12,317,000                        12,306,058
Ford Motor Credit Corporation -- 5.6% 4/7/97 ....................        9,200,000                         9,191,413
General Electric Capital Services, Inc. -- 5.29% 4/10/97 ........       16,900,000                        16,877,650
General Electric Capital Corporation -- 5.31% 4/14/97 ...........        3,000,000                         2,994,248
State Street Bank Repurchase Agreements -- 5% 4/1/97
  (Collateralized by U.S. Treasury Bonds -- 9 7/8% -12%,
   2013-2015, market value $3,676,154) ..........................        3,597,000                         3,597,495
                                                                                                        ------------
                                                                                                        $126,328,782
                                                                                                        ------------
TOTAL INVESTMENTS -- 99.9% ......................................                                       $596,813,408
Other assets less liabilities -- 0.1% ...........................                                            370,276
                                                                                                        ------------
TOTAL NET ASSETS -- 100.0% ......................................                                       $597,183,684
                                                                                                        ============

*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 1997.

                                       Purchases        Sales         Realized      Dividend
                                        at Cost        at Cost          Gain         Income
                                        ---------     ----------     ----------      -------
 Angelica Corporation                  $1,918,129             --             --     $427,800
 Coachmen Industries, Inc.              6,708,323     $1,495,287     $3,838,583      142,055
 Craig Corporation (Class "A")                 --             --             --           --
 DRS Technologies, Inc.                        --             --             --           --
See notes to financial statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1997


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $271,812,058) ....................................     $470,484,626
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) ......................................      126,328,782     $596,813,408
  Cash ..................................................................              450
  Receivable for:
    Capital Stock sold ..................................................     $  3,022,862
    Dividends and accrued interest ......................................        1,455,821        4,478,683
                                                                              ------------     ------------
                                                                                               $601,292,541


LIABILITIES
  Payable for:
    Investment securities purchased .....................................     $  3,283,561
    Advisory fees and financial services ................................          434,780
    Capital Stock repurchased ...........................................          323,644
    Accrued expenses and other liabilities ..............................           66,872        4,108,857
                                                                              ------------     ------------

NET ASSETS -- equivalent to $32.28 per share on 18,501,125
  shares of Capital Stock outstanding ...................................                      $597,183,684
                                                                                               ------------



SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 18,501,125 shares ...................                      $    185,011
  Additional Paid-in Capital ............................................                       374,738,671
  Undistributed net realized gain on investments ........................                        21,487,939
  Undistributed net investment income ...................................                         2,099,495
  Unrealized appreciation of investments ................................                       198,672,568
                                                                                               ------------
  Net assets at March 31, 1997 ..........................................                      $597,183,684
                                                                                               ============





See notes to financial statements.

                            STATEMENT OF OPERATIONS
                       For the Year Ended March 31, 1997

INVESTMENT INCOME
    Interest ..............................................................                      $  8,157,735
    Dividends (including $569,855 from securities of affiliates) ..........                         2,706,045
                                                                                                 ------------
                                                                                                 $ 10,863,780

EXPENSES
    Advisory fees .........................................................     $  3,361,166
    Financial services ....................................................          509,410
    Transfer agent fees and expenses ......................................          186,901
    Registration fees .....................................................           72,457
    Custodian fees and expenses ...........................................           52,048
    Postage ...............................................................           27,647
    Directors' fees and expenses ..........................................           25,636
    Audit fees ............................................................           25,025
    Insurance .............................................................           22,417
    Reports to shareholders ...............................................           11,544
    Legal fees ............................................................           10,410
    Other expenses ........................................................            7,219        4,311,880
                                                                                                 ------------
            Net investment income .........................................                      $  6,551,900
                                                                                                 ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) ..........     $ 83,923,277
    Cost of investment securities sold ....................................       34,080,134
                                                                                ------------
      Net realized gain on investments (including $3,838,583
       from securities of affiliates) .....................................                      $ 49,843,143

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year ..........................     $139,786,387
    Unrealized appreciation at end of year ................................      198,672,568
                                                                                ------------
       Increase in unrealized appreciation of investments .................                        58,886,181
                                                                                                 ------------
            Net realized and unrealized gain on investments ...............                      $108,729,324
                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................................                      $115,281,224
                                                                                                 ============





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                        For the Year Ended March 31,
                                                    ------------------------------------------------------------------
                                                                  1997                               1996
                                                    --------------------------------    ------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income .......................     $   6,551,900                       $   4,393,378
                                                    -------------                       -------------
  Net realized gain on investments ............        49,843,143                          34,698,880
  Increase in unrealized appreciation
    of investments ............................        58,886,181                          59,670,686
                                                    -------------                       -------------
Increase in net assets resulting
  from operations .............................                        $ 115,281,224                      $  98,762,944
                                                                       -------------                      -------------

Distributions to shareholders from:
  Net investment income .......................     $  (5,956,425)                      $  (3,256,784)
  Net realized capital gains ..................       (36,944,197)       (42,900,622)     (32,254,690)     (35,511,474)
                                                    -------------      -------------    -------------    -------------

Capital Stock transactions:
  Proceeds from Capital Stock sold ............     $ 148,137,956                       $123,331,788
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ............        36,271,529                          29,555,959
  Cost of Capital Stock repurchased ...........       (58,888,670)       125,520,815      (53,512,942)      99,374,805
                                                    -------------      -------------    -------------    -------------
Total increase in net assets ..................                        $ 197,901,417                     $ 162,626,275


NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $1,504,020 and $367,426 ..................                          399,282,267                       236,655,992
                                                                       -------------                     -------------
End of year, including undistributed
  net investment income
  of $2,099,495 and $1,504,020 ................                        $ 597,183,684                     $ 399,282,267
                                                                       =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ..................                            4,727,700                         4,796,761
                                                                       -------------                     -------------
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions ...............................                            1,169,534                         1,162,515
Shares of Capital Stock repurchased ...........                           (1,890,574)                       (2,027,718)
                                                                       -------------                     -------------
Increase in Capital Stock outstanding .........                            4,006,660                         3,931,558
                                                                       =============                     =============



See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR



                                                                        Year Ended March 31,
                                                    -------------------------------------------------------------------------
                                                         1997            1996           1995           1994           1993
                                                    -------------    -----------    -----------    -----------    -----------
--------------
Per share operating performance:
Net asset value at beginning of year ..........     $       27.55    $     22.40    $     19.30    $     19.06    $     18.32
                                                    -------------    -----------    -----------    -----------    -----------

Net investment income .........................     $        0.38    $      0.33    $      0.09    $      0.04    $      0.05
Net realized and unrealized gain
  on investment securities ....................              6.98           7.63           3.62           2.30           2.26
                                                    -------------    -----------    -----------    -----------    -----------

Total from investment operations ..............     $        7.36    $      7.96    $      3.71    $      2.34    $      2.31
                                                    -------------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ........     $       (0.37)   $     (0.26)   $     (0.08)   $     (0.03)   $     (0.05)
  Distributions from net realized capital gains             (2.26)         (2.55)         (0.53)         (2.07)         (1.52)
                                                    -------------    -----------    -----------    -----------    -----------

  Total distributions .........................     $       (2.63)   $     (2.81)   $     (0.61)   $     (2.10)   $     (1.57)
                                                    -------------    -----------    -----------    -----------    -----------

Net asset value at end of year ................     $       32.28    $     27.55    $     22.40    $     19.30    $     19.06
                                                    =============    ===========    ===========    ===========    ===========


Total investment return* ......................             27.30%         36.84%         19.77%         13.13%         14.23%

Ratios/supplemental data:
Net assets at end of year (in thousands) ......     $     597,184    $   399,282    $   236,656    $   165,684    $   134,169

Ratio of expenses to average net assets .......              0.84%          0.87%          0.95%          1.03%          1.06%
Ratio of net investment income to
  average net assets ..........................              1.27%          1.28%          0.48%          0.20%          0.29%
Portfolio turnover rate .......................                21%            21%            11%            16%            19%
Average brokerage commission per share ........     $      0.0587             --             --             --             --





* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.




See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


A.       Security Valuation

                 Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.       Federal Income Tax

                     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.       Securities Transactions and Related

         Investment Income

             Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.



D.       Use of Estimates

             The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.



NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

         Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $104,208,411 for the year ended March 31, 1997. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1997 was the same for federal income tax and financial reporting purposes.



NOTE 3 -- ADVISORY FEES AND OTHER

          AFFILIATED TRANSACTIONS

         Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

         For the year ended March 31, 1997, the Fund paid aggregate fees of $25,000 to all Directors

                         NOTES TO FINANCIAL STATEMENTS
                                   Continued

who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.


NOTE 4 -- DISTRIBUTOR

    For the year ended March 31, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $59,953 in net Fund share sales commissions after reallowance to other dealers. The
Distributor pays its   own   overhead  and   general administrative expenses,
the cost of supplemental sales literature, promotion and advertising.


NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.


--------------------------------------------------------------------------------
                          REPORT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

    We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc., including the portfolio of investments, as of March 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, as it relates to selected data for each share of Capital Stock, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP

Los Angeles, California
April 25, 1997

                             OFFICERS AND DIRECTORS


DIRECTORS


Donald E. Cantlay
DeWayne W. Moore
Lawrence J. Sheehan
Kenneth L. Trefftzs



OFFICERS


Robert L. Rodriguez, President and
   Chief Investment Officer
Julio J. de Puzo, Jr., Executive Vice President
Dennis M. Bryan, Vice President
Eric S. Ende, Vice President
Janet M. Pitman, Vice President
J. Richard Atwood, Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas, Assistant Treasurer





INVESTMENT ADVISER


First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064




COUNSEL


O'Melveny & Myers
Los Angeles, California



CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts





INDEPENDENT AUDITORS


Ernst & Young LLP
Los Angeles, California





SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000



This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.